                                                                    EXHIBIT 99h


                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                  NOVEMBER 1997


The Debtor in Possession is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel, USA. Inc. have not cooperated with the Debtor by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Debtor to file a complete Monthly Operating Report.


                                           /s/ Richard Cascarilla
                                           ---------------------------------
                                           RICHARD A. CASCARILLA, PRESIDENT
                                           DEBTOR IN POSSESSION

                                  BALANCE SHEET
                                NOVEMBER 30, 1997

                                     Assets

Current Assets:

         Cash                                                           $   130,209.12
                                                                        --------------
                  Accounts Receivable                   $
                                                        --------------
                  Allowance for Doubtful
                           Accounts                     $
                                                        --------------
                  Accounts Receivable (Net)                             $
                                                                        --------------
                  Inventory                                             $
                                                                        --------------
                  Prepaid Expenses                                      $
                                                                        --------------
                  Total Current Assets                                                   $   130,209.12
                                                                                         --------------

Property and Equipment (Fair Market Value)

                  Real Property                         $
                                                        --------------
                  Machinery and Equipment               $ 5,700,000.00
                                                        --------------
                  Furniture and Fixtures                $
                                                        --------------
                  Office Equipment                      $
                                                        --------------
                  Leasehold Improvements                $
                                                        --------------
                  Vehicles                              $
                                                        --------------
                  Other                                 $
                                                        --------------
                  Total Property and Equipment                                           $ 5,700,000.00
                                                                                         --------------
                  Total Assets:                                                          $ 5,830,209.12
                                                                                         --------------

                                   LIABILITIES
                                NOVEMBER 30, 1997



Postpetition Liabilities (Accrued and Unpaid)

         Salaries & Wages                                              $
                                                                       ---------------
         Payroll Taxes                                                 $     3,602.30
                                                                       ---------------
         Sales Taxes                                                   $
                                                                       ---------------
         Income Taxes                                                  $
                                                                       ---------------
         Real Property Taxes                                           $
                                                                       ---------------
         Personal Property Taxes                                       $
                                                                       ---------------
         Accounts Payable                                              $
                                                                       ---------------
         Postpetition Real Property
                  Lease Arrearages                                     $
         Postpetition Equipment
                  Lease Arrearages                                     $
                                                                       ---------------
         Accrued Professional Fees
         Other    ________________                                     $
                                                                       ---------------
                  ________________                                     $
                                                                       ---------------
         Total Postpetition Liabilities                                                  $      3,602.30
                                                                                         ---------------

Prepetition Liabilities

         Priority Debt (Schedule A-1)                                  $
                                                                       ---------------
         Secured Debt (Schedule A-2)                                   $
                                                                       ---------------
         Unsecured Debt (Schedule A-3)                                 $
                                                                       ---------------
         Total Prepepetition Liabilities                                                 $
                                                                                         ---------------
Shareholder's Equity

          Common Stock                                                  $
                                                                       ---------------
         Paid-In Capital                                               $  5,700,000.00
                                                                       ---------------
         Retained Earnings                                             $    126,606.82
                                                                       ---------------
         Total Shareholder's Equity                                                      $  5,826,606.82
                                                                                         ---------------
         Total Liabilities & Equity                                                      $  5,830,209.12
                                                                                         ---------------

                                 RECAPITULATION
                                NOVEMBER 30, 1997

Balance from Prior Month                                               $
                                                                       -----------
PowerTel M/M General Account                                           $  2,983.09
                                                                       -----------
                  Bank      Chase
                  Branch    New York
                  Account   #312731324365

PowerTel General Account                                               $136,116.28
                                                                       -----------
                  Bank      First of America Bank, N.A. Michigan
                  Branch    Okemos, Michigan
                  Account   #62-3007936-7

         Tax Account                                                   $
                                                                       -----------
                  Bank
                  Branch
                  Account #

Balance to Carry Forward to Next Month

           General Account  #312731324365                              $  2,989.47
                                                                       -----------
           General Account  #62-3007936-7                              $127,219.65
                                                                       -----------
           Tax Account                                                 $
                                                                       -----------

POWERTEL USA, INC.
EAST LANSING, MICHIGAN
BANK ACCOUNT SUMMARIES
#97-30265
(PTELBANK.117)
NOVEMBER 30, 1997



                                                              FIRST OF
DATE              DESCRIPTION                                 AMERICA                   CHASE                      TOTALS
----              -----------                                 -------                   -----                      ------
11.01.97          BEGINNING BALANCE                           136116.28                 2983.09                    139099.37

11.30.97          DIVIDEND EARNED                                                          6.38                         6.38
                                                                                                                         .00
                                                                                                                         .00
                                                                                                                         .00
                                                                                                                         .00
                                                              ---------                 -------                    ---------
11.30.97          TOTAL DEPOSITS                                   0.00                    6.38                         6.38
                                                              ---------                 -------                    ---------
--

11.30.97          CHECKS WRITTEN PER
                  ATTACHED LISTING                              8896.63                     .00                      8896.63
                                                              ---------                 -------                    ---------

11.30.97          BALANCE                                      127219.65                2989.47                    130209.12
                                                              ==========                =======                    =========

RUN DATE: 12/04/97             POWERTEL USA, INC.               PAGE: 1
SYS DATE: 11/30/97             TRANSACTION JOURNAL              TIME: 03:31 PM


SOURCE            POSTING           CREDIT
JOURNAL           DATE              ACCOUNT NO                BATCH TOTAL               JOURNAL COMMENT
CD-0001           11/30/97          1020-000-00               8,896.63                  DISBURSEMENTS

CHECK NO          DATE              COMMENT                            DEBIT ACCT                TRANS AMOUNT
----------        --------          ------------------------           ------------------        --------------------------
0001023           11/01/97          CASEY & BOOG                       6600-000-00                               95.00
0001024           11/01/97          H LAWRENCE HERTH                   8100-000-00                              991.20
0001025           11/01/97          RICHARD CASCARILLA                 8100-000-00                            3,200.00
0001026           11/11/97          SUNSHINE REPORTING                 6600-000-00                            1,044.93

0001027           11/12/97          FIRST OF AMERICA                   2110-001-00                              474.30
0001027           11/12/97          FIRST OF AMERICA                   2110-002-00                              884.50
0001027           11/12/97          FIRST OF AMERICA                   2110-005-00                              474.30
                                                                                                             ----------
                                                                  CHECK 0001027 TOTALS:                       1,833.10

0001028           11/12/97          CASEY & BOOG                       6500-000-00                               13.70
0001029           11/16/97          DOUBLETREE GUEST SUITES            7900-000-00                              424.24
0001030           11/17/97          CORESTATES                         7900-000-00                              161.66
0001031           11/17/97          MIKE KASOUFF                       7900-000-00                              151.48
0001032           11/18/97          FISHER TRANSFER & STORAG           6000-000-00                              959.32
0001033           11/19/97          UPS                                6000-000-00                               22.00
                                                                                                             ---------
                                                                  JOURNAL CD-0001 TOTALS:                     8,896.63
                                                                                                             ---------
                                                                  SOURCE CD TOTALS:                           8,896.63
                                                                                                             ---------
                                                                  REPORT TOTALS:                              8,896.63
                                                                                                             =========

                               CASH FLOW STATEMENT
                                 NOVEMBER, 1997

                                                                                                    Projected
                                                                                 Current           For current
                                                                                  Month               Month
                                                                                  -----               -----
         Receipts:

                  Sales (Cash Only)                                             $                $
                                                                                --------------   -------------
                  Collections of Accounts Receivable                            $                $
                                                                                --------------   -------------
                  Other Income                                                  $         6.38   $
                                                                                --------------   -------------
         Total Receipts                                                         $         6.38   $
                                                                                --------------   -------------
         Disbursements:

                  Purchases and Inventory                                       $                $
                                                                                --------------   -------------
                  Salaries and Wages                                            $     4,191.20   $
                                                                                --------------   -------------
                  Employee Benefits                                             $                $
                                                                                --------------   -------------
                  Shipping & Freight                                            $       981.32   $
                                                                                --------------   -------------
                  Rent                                                          $                $
                                                                                --------------   -------------
                  Secured Debt Payments                                         $                $
                                                                                --------------   -------------
                  Outside Services                                              $     1,139.93   $
                                                                                --------------   -------------
                  Telephone                                                     $                $
                                                                                --------------   -------------
                  Repairs & Maintenance                                         $                $
                                                                                --------------   -------------
                  Miscellaneous Office Expense                                  $        13.70   $
                                                                                --------------   -------------
                  Advertising                                                   $                $
                                                                                --------------   -------------
                  Travel & Entertainment                                        $       737.38   $
                                                                                --------------   -------------
                  Professional Fees                                             $                $
                                                                                --------------   -------------
                  Court Costs                                                   $                $
                                                                                --------------   -------------
         Insurance:        Liability                                            $                $
                                                                                --------------   -------------
                           Property                                             $                $
                                                                                --------------   -------------
                           Vehicle                                              $                $
                                                                                --------------   -------------
                           Worker's Compensation                                $                $
                                                                                --------------   -------------
                           Other                                                $                $
                                                                                --------------   -------------
         Taxes:            Payroll                                              $     1,833.10   $
                                                                                --------------   -------------
                           Sales                                                $                $
                                                                                --------------   -------------
                           Income                                               $                $
                                                                                --------------   -------------
                           Real Property                                        $                $
                                                                                --------------   -------------
                           Personal Property                                    $                $
                                                                                --------------   -------------
         Total Disbursements                                                    $     8,896.63   $
                                                                                --------------   -------------
         Cash Flow                                                              $    (8,890.25)  $
                                                                                --------------   -------------

                                INCOME STATEMENT
                                 (Accrual Basis)
                         October 1 to November 30, 1997

                                                                                Current         Year to
                                                                                Month           Date
                                                                                -----           ----
         Income                                                                 $               $
                                                                                --------------  -----------
         Cost of Goods Sold
                  Beginning Inventory                                           $               $
                                                                                --------------  -----------
                  Inventory Purchases                                           $               $
                                                                                --------------  -----------
                  Ending Inventory                                              $               $
                                                                                --------------  -----------
                  Total Costs of Goods Sold                                     $               $
                                                                                --------------  -----------
         Operating Expenses
                  Salaries and Wages                                            $     6,200.00  $ 12,400.00
                                                                                --------------  -----------
                  Employee Benefits                                             $               $
                                                                                --------------  -----------
                  Shipping                                                      $       981.32  $    981.32
                                                                                --------------  -----------
                  Rent                                                          $               $
                                                                                --------------  -----------
                  Secured Debt Payments                                         $               $
                                                                                --------------  -----------
                  Outside Services                                              $     1,139.93  $  1,139.93
                                                                                --------------  -----------
                  Telephone                                                     $               $    143.93
                                                                                --------------  -----------
                  Repairs & Maintenance                                         $               $
                                                                                --------------  -----------
                  Miscellaneous Office Expense                                  $        13.70  $  1,407.78
                                                                                --------------  -----------
                  Advertising                                                   $               $
                                                                                --------------  -----------
                  Travel & Entertainment                                        $       737.38  $  3,078.76
                                                                                --------------  -----------
                  Professional Fees                                             $               $
                                                                                --------------  -----------
                  Court Costs                                                   $               $ 16,872.00
                                                                                --------------  -----------
                  Insurance:                Liability                           $               $
                                                                                --------------  -----------
                                            Property                            $               $
                                                                                --------------  -----------
                                            Vehicle                             $               $
                                                                                --------------  -----------
                                            Worker's Compensation               $               $
                                                                                --------------  -----------
                                            Other - Bond                        $               $
                                                                                --------------  -----------
                  Taxes:                    Payroll                             $       658.90  $  1,317.80
                                                                                --------------  -----------
                                            Sales                               $               $
                                                                                --------------  -----------
                                            Income                              $               $
                                                                                --------------  -----------
                                            Real Property                       $               $
                                                                                --------------  -----------
                                            Personal Property                   $               $
                                                                                --------------  -----------
                  Total Operating Expenses                                      $     9,731.23  $ 37,531.52
                                                                                --------------  -----------
                  Total Profit (Loss) from Operations                           $    (9,731.23) $(37,531.52)
                                                                                --------------  -----------
                  Other Income (Expense)                                        $               $
                                                                                --------------  -----------
                           Gain (Loss) on Sale of Assets                        $               $
                                                                                --------------  -----------
                           Interest Expense                                     $               $
                                                                                --------------  -----------
                           Interest Income                                      $               $
                                                                                --------------  -----------
                           Dividend Income                                      $         6.38  $     13.13
                                                                                --------------  -----------
                           Total                                                $         6.38  $     13.13
                                                                                --------------  -----------
                  Total Profit (Loss) for Month                                 $    (9,724.85) $(37,518.39)
                                                                                --------------  -----------

                              Monthly Questionnaire

I.       Accounts Payable and Receivable Aging:

Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation came due. Provide summary information below for both accounts payable and accounts receivable:


                                    Accounts Payable        Accounts Receivable
Less Than 31 Days Past Due                -0-                       -0-
31 to 60 Days Past Due              ________________        ___________________
61 to 90 Days Past Due              ________________        ___________________
91 to 120 Days Past Due             ________________        ___________________
Over 120 Days Past Due              ________________        ___________________

II.      Payments to Secured Creditors and Lessors:

Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.


Creditor Name and Address          Payment Period        Periodic        Date of                    Post Petition Payments
                                        (mo/wk)          Payment         Last                 Made                 Missed
                                                         Amount          Payment
                                                                                         No.       Amount        No.      Amount


MONTHLY QUESTIONNAIRE
Page 2

III.              Tax Liability

                  Gross Payroll Expense for Report Month:                       $6,200.00
                                                                                ---------
                  Gross Sales Subject to Sales Tax for Report Month                              $0.00
                                                                                                 -----


                                            Date Paid       Amount Paid           Due But Not Paid        Accrued But Not Due
                                            ---------       -----------           ----------------        -------------------
Federal Payroll & Withholding                                                                             1,932.30
State Payroll & Withholding                                                                               1,670.00
State Sales & Use

IV.      INSURANCE COVERAGE


                                            Carrier/Agent          Amount of            Policy Expiration        Policy Paid
                                            Name                   Coverage             Date                     Through Date
                                            ----                   --------             ----                     ------------
Worker's Compensation Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? NO

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

MONTHLY QUESTIONNAIRE
Page 3


VII.     U.S. Trustee Fees

Quarter Ending         Total                      Quarterly Fee       Amount Paid          Date Paid        Total Quarterly
                       Disbursement                                                                         Fees Due But
                       During Quarter                                                                       Not Paid



         I declare under penalty of perjury that I have reviewed the income statement, cash flow statement, projections, balance sheet and monthly questionnaire attached hereto and, after making reasonable inquiry, believe that these documents are accurate and correct.

         DATED this 19th day of November, 1997.


                                      By: /s/ Richard Cascarilla
                                          ----------------------